May 9, 2016 First Quarter 2016 Earnings Conference Call

2 • Forward-Looking Statements —This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company's website at www.crawfordandcompany.com. —Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. • Revenues Before Reimbursements ("Revenues") —Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. • Segment and Consolidated Operating Earnings —Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, goodwill impairment charges, restructuring and special charges, stock option expense, earnings or loss attributable to non-controlling interests, and certain unallocated corporate and shared costs and credits. Consolidated operating earnings is the total of segment operating earnings and certain unallocated and shared costs and credits. • Earnings Per Share —The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non- voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class. —In certain periods, the Company has paid a higher dividend on CRDA than on CRDB. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. • Non-GAAP Financial Information —For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

3 • One of the world's largest independent providers of global claims management solutions • Multiple globally recognized brand names: Crawford, Broadspire®, GCG® • Clients include multinational insurance carriers, brokers and local insurance firms as well as 200 of the Fortune® 500 GLOBAL BUSINESS SERVICES LEADER INTERNATIONAL 1 Serves the U.K., Canada, Asia Pacific, and European and Latin American markets BROADSPIRE 3 Serves large national accounts, carriers and self-insured entities U.S. SERVICES 2 Serves the United States markets GARDEN CITY GROUP 4 Provides administration for class action settlements and bankruptcy matters

4 TODAY'S AGENDA --- Welcome and Opening Comments --- First Quarter 2016 Financial Review --- Reaffirmed and Updated Guidance

5 Revenues ($ in millions) Consolidated Operating Earnings (1) ($ in millions) • First quarter operating earnings grew 103%, year over year, to $21.7 million driven by strong margin expansion as a result of expense reduction combined with strength in Contractor Connection and Broadspire • U.S. Services operating margins increased to 15% from 7%, year over year • International operating margins increased to 6% from 2%, year over year • Broadspire delivered revenue growth of 9% and operating margin expansion of 600bps, year over year • Garden City Group continued to manage the expected decline in several large projects • Consolidated adjusted EBITDA(1) of $30.1 million • Global Business Services Center and Global Technology Services Center (the "Centers") initiatives continue -- expected to deliver improved customer service as well as lower costs FIRST QUARTER 2016 BUSINESS SUMMARY (1) See Appendix for non-GAAP explanation and reconciliation

6 FIRST QUARTER 2016 Financial Review

7 Unaudited ($ in thousands, except per share amounts) Three Months Ended March 31, 2016 2015 % Change Revenues Before Reimbursements $277,234 $287,777 (4)% Costs of Services Provided, Before Reimbursements 201,433 219,323 (8)% Selling, General, and Administrative Expenses 56,797 60,387 (6)% Corporate Interest Expense, Net 2,768 1,864 48 % Restructuring and Special Charges 2,417 1,063 127 % Total Costs and Expenses Before Reimbursements 263,415 282,637 (7)% Other Income 117 382 (69)% Income Before Income Taxes 13,936 5,522 152 % Provision for Income Taxes 5,307 2,241 137 % Net Income 8,629 3,281 163 % Net Loss (Income) Attributable to Noncontrolling Interests 1 (295) (100)% Net Income Attributable to Shareholders of Crawford & Company $8,630 $2,986 189 % Earnings Per Share - Diluted: Class A Common Stock $0.16 $0.06 167 % Class B Common Stock $0.14 $0.04 250 % Cash Dividends per Share: Class A Common Stock $0.07 $0.07 — % Class B Common Stock $0.05 $0.05 — % STATEMENT OF OPERATIONS HIGHLIGHTS

8 Revenues by Service Line ($ in millions) Cases Received by Service Line (In thousands) Operating Results (1Q 2016 v. 1Q 2015) • Revenues of $58.5 million versus $56.7 million • Operating earnings of $9.1 million versus $4.2 million • Operating earnings margin of 15.5% versus 7.3% • Cases received of 94,472 versus 93,837 Highlights • Long-term outsourcing project to assist major U.S. insurer helped offset decline in weather-related cases • Continued growth in Contractor Connection • Cost reduction initiatives helped drive margin improvement U.S. Catastrophe (CAT) Adjuster Activity • CAT revenues of $14.5 million versus $15.5 million • Average CAT adjusters deployed of 426 in 1Q 2016 vs. 434 in 1Q 2015 U.S. SERVICES SEGMENT HIGHLIGHTS

9 Revenues by Geographic Region ($ in millions) Operating Results (1Q 2016 v. 1Q 2015) • Revenues of $117.5 million versus $124.0 million • Exchange rates reduced revenues by 9%, or $11.3 million • Operating earnings of $7.0 million versus $2.3 million • Operating earnings margin of 6.0% versus 1.9% • Cases received of 177,131 versus 202,958 Regional Highlights • U.K. acquisition of GAB Robins drove revenue and case growth, in addition to increases due to weather-related case volumes from flooding • Canada revenues and cases decreased due to a reduction in high-frequency, low-complexity vehicle appraisals and foreign exchange rate fluctuations • Asia-Pacific, Europe and Rest of World revenues negatively impacted by foreign exchange rate fluctuations, and case volumes decreased due to exiting certain high-frequency, low-complexity motor cases in certain markets INTERNATIONAL SEGMENT HIGHLIGHTS International Cases Received (In thousands)

10 Revenues by Service Line ($ in millions) Broadspire Cases Received (In thousands) Operating Results (1Q 2016 v. 1Q 2015) • Revenues of $76.2 million versus $69.7 million • Operating earnings of $8.7 million versus $3.5 million • Operating earnings margin of 11.4% versus 5.1% • Cases received of 108,563 versus 108,754 Highlights • Medical management revenues increased due to greater utilization • Disability and absence management services products continue to gain traction in the market BROADSPIRE SEGMENT HIGHLIGHTS

11 Backlog ($ in millions) Operating Results (1Q 2016 v. 1Q 2015) • Revenues of $25.0 million versus $37.4 million • Operating earnings of $1.5 million versus $5.0 million • Operating earnings margin of 6.0% versus 13.2% • Backlog of $103 million at end of 1Q 2016 and 1Q 2015 Highlights • Deepwater Horizon class action settlement project continues to wind down • Focused on improving operating margin • Cost reduction activities underway • Kenneth A. Cutshaw named President and Chief Executive Officer GARDEN CITY GROUP SEGMENT HIGHLIGHTS Revenues ($ in millions)

12 Unaudited ($ in thousands) March 31, 2016 December 31, 2015 Change Cash and cash equivalents $53,626 $76,066 ($22,440 ) Accounts receivable, net 159,634 164,596 (4,962) Unbilled revenues, net 107,754 98,659 9,095 Total receivables 267,388 263,255 4,133 Goodwill 94,155 95,616 (1,461) Intangible assets arising from business acquisitions, net 98,980 104,861 (5,881) Goodwill and intangible assets arising from business acquisitions 193,135 200,477 (7,342) Deferred revenues 70,369 73,144 (2,775) Pension liabilities 118,064 121,732 (3,668) Short-term borrowings and current portion of capital leases 24,885 21,917 2,968 Long-term debt, less current portion 214,255 225,365 (11,110) Total debt 239,140 247,282 (8,142) Total stockholders' equity attributable to Crawford & Company 121,110 113,693 7,417 Net debt (1) 185,514 171,216 14,298 Total debt / capitalization 66% 69% (1) See Appendix for non-GAAP explanation and reconciliation BALANCE SHEET HIGHLIGHTS

13 Unaudited ($ in thousands) 2016 2015 Variance Net Income Attributable to Shareholders of Crawford & Company $ 8,630 $ 2,986 $ 5,644 Depreciation and Other Non-Cash Operating Items 10,847 11,545 (698) Unbilled and Billed Receivables Change (7,918) (1,105) (6,813) Working Capital Change (12,146) (24,389) 12,243 U.S. and U.K. Pension Contributions (4,565) (4,678) 113 Cash Flows from Operating Activities (5,152) (15,641) 10,489 Property & Equipment Purchases, net (1,535) (2,032) 497 Capitalized Software (internal and external costs) (4,513) (5,643) 1,130 Free Cash Flow (1) $ (11,200) $ (23,316) $ 12,116 For the year-to-date periods ended March 31, OPERATING AND FREE CASH FLOW (1) See Appendix for non-GAAP explanation

14 Crawford & Company is reaffirming and updating guidance for 2016 as follows: YEAR ENDING DECEMBER 31, 2016 Low End High End Consolidated revenues before reimbursements $1.05 $1.10 billion Consolidated operating earnings $80.0 $90.0 million Consolidated adjusted EBITDA $120.0 $130.0 million Before expected restructuring charges, net income attributable to shareholders of Crawford & Company $36.0 $42.0 million Diluted earnings per share--CRDA $0.67 $0.77 per share Diluted earnings per share--CRDB $0.59 $0.69 per share After expected restructuring charges, net income attributable to shareholders of Crawford & Company $24.0 $30.0 million Diluted earnings per share--CRDA $0.48 $0.58 per share Diluted earnings per share--CRDB $0.40 $0.50 per share 2016 GUIDANCE The Company expects to incur restructuring and special charges in 2016 totaling $15.6 million pretax, or $0.19 in diluted earnings per share after tax. This is comprised of approximately $8.4 million related to the Global Business Services Centers, which should be partially offset by initial savings in 2016 of $8.0 million, and $7.2 million related to previously announced restructuring plans and special charges.

15 PRIORITIES FOR 2016 Continue to exhibit cost discipline Be more client centric • Deliver customized value propositions to clients • Increase the speed of doing business enterprise wide Drive synergies in strategic initiatives Capitalize on cross-sell opportunities across the company Continue to create robust 2017 sales funnel • Expand client base • Develop new products

16 Appendix FIRST QUARTER 2016

17 Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues,respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings (loss). As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. The GAAP-required gross up of our revenues including these pass-through reimbursed expenses is self-evident in the accompanying reconciliation. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. The reconciliation from Cash Flows from Operating Activities is provided on slide 13. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, goodwill impairment charges, restructuring and special charges, income taxes, and net income or loss attributable to noncontrolling interests. APPENDIX: NON-GAAP FINANCIAL INFORMATION

18 Adjusted EBITDA Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. However, adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income with adjustments for depreciation and amortization, interest expense-net, income tax provision, restructuring and special charges, and non-cash stock-based compensation expense. Non-GAAP Adjusted Net Income and Diluted Earnings per Share Included in net income and earnings per share are goodwill impairment, restructuring and special charges, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to others to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations. APPENDIX: NON-GAAP FINANCIAL INFORMATION (continued)

RECONCILIATION OF NON-GAAP ITEMS

First Quarter Revenues, Costs of Services Provided, and Operating Earnings

Unaudited ($ in thousands)	Quarter Ended March 31, 2016	Quarter Ended March 31, 2015	Full Year Guidance 2016 *
Revenues Before Reimbursements			
Total Revenues	$ 290,908	$ 306,616	$ 1,155,000
Reimbursements	(13,674)	(18,839)	(80,000)
Revenues Before Reimbursements	$ 277,234	$ 287,777	$ 1,075,000
Costs of Services Provided, Before Reimbursements			
Total Costs of Services	$ 215,107	$ 238,162	
Reimbursements	(13,674)	(18,839)	
Costs of Services Provided, Before Reimbursements	$ 201,433	$ 219,323	

Unaudited ($ in thousands)	Quarter Ended March 31, 2016	Quarter Ended March 31, 2015	Full Year Guidance 2016 *
Operating Earnings:			
U.S. Services	$ 9,054	$ 4,161	
International	7,034	2,343	
Broadspire	8,705	3,543	
Garden City Group	1,495	4,951	
Unallocated corporate and shared costs	(4,618)	(4,302)	
Consolidated Operating Earnings	21,670	10,696	85,000
(Deduct) add:			
Net corporate interest expense	(2,768)	(1,864)	(10,700)
Stock option expense	(90)	(149)	(500)
Amortization expense	(2,459)	(2,098)	(9,200)
Restructuring and special charges	(2,417)	(1,063)	(15,600)
Income taxes	(5,307)	(2,241)	(22,700)
Net loss (income) attributable to non-controlling interests	1	(295)	700
Net Income Attributable to Shareholders of Crawford & Company	$ 8,630	$ 2,986	$ 27,000

Crawford

** Midpoints of Company's May 9 2016 Guidance*

19

20 RECONCILIATION OF NON-GAAP ITEMS (continued) Adjusted EBITDA Quarter Ended Quarter Ended Full Year March 31, March 31, Guidance Unaudited ($ in thousands) 2016 2015 2016 * Net income attributable to shareholders of Crawford & Company $ 8,630 $ 2,986 $ 27,000 Add: Depreciation and amortization 10,294 10,815 45,000 Stock-based compensation 729 404 4,000 Net corporate interest expense 2,768 1,864 10,700 Restructuring and special charges 2,417 1,063 15,600 Income taxes 5,307 2,241 22,700 Adjusted EBITDA $ 30,145 $ 19,373 $ 125,000 * Midpoints of Company's May 9, 2016 Guidance

21 RECONCILIATION OF NON-GAAP ITEMS (continued) Net Debt March 31, December 31, Unaudited ($ in thousands) 2016 2015 Net Debt Short-term borrowings $ 23,118 $ 19,958 Current installments of capital leases 1,767 1,959 Long-term debt and capital leases, less current installments 214,255 225,365 Total debt 239,140 247,282 Less: Cash and cash equivalents 53,626 76,066 Net debt $ 185,514 $ 171,216

22 RECONCILIATION OF NON-GAAP ITEMS (continued) Non-GAAP Adjusted Net Income and Diluted Earnings Per Share Three Months Ended March 31, 2016 Unaudited ($ in thousands) Income Before Taxes Income Taxes Net Income Net Income Attributable to Crawford & Company Diluted Earnings per CRDA Share Diluted Earnings per CRDB Share GAAP $ 13,936 $ (5,307) $ 8,629 $ 8,630 $ 0.16 $ 0.14 Add back: Restructuring and special charges 2,417 (781) 1,636 1,636 0.03 0.03 Non-GAAP Adjusted $ 16,353 $ (6,088) $ 10,329 $ 10,266 $ 0.19 $ 0.17 Three Months Ended March 31, 2015 Unaudited ($ in thousands) Income Before Taxes Income Taxes Net Income Net Income Attributable to Crawford & Company Diluted Earnings per CRDA Share Diluted Earnings per CRDB Share GAAP $ 5,522 $ (2,241) $ 3,281 $ 2,986 $ 0.06 $ 0.04 Add back: Restructuring and special charges 1,063 (415) 648 648 0.01 0.01 Non-GAAP Adjusted $ 6,585 $ (2,656) $ 3,929 $ 3,634 $ 0.07 $ 0.05